UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:  August 18, 2009
(Date of earliest event reported)

Grande Communications Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-115602	74-3005133
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

401 Carlson Circle, San Marcos, Texas	78666
(Address of principal executive offices)	(Zip Code)

(512) 878-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction a.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Definitive Material Agreement.

Note Purchase Agreement

As of July 31, 2009, Grande Communications Holdings, Inc., a Delaware corporation (“Grande Holdings”) had outstanding an aggregate of $193 million principal amount of its senior notes, covered by that certain Indenture, dated as of March 23, 2004, among Grande Holdings, the guarantors named therein, and U.S. Bank National Association, as trustee, as supplemented by that certain Supplemental Indenture No. 1, dated as of July 18, 2007, by and among Grande Holdings, Grande Communications Networks, Inc., a Delaware corporation and wholly-owned subsidiary of Grande Holdings (“Grande Operating”) and the trustee.  As of July 31, 2009, accrued but unpaid interest on the senior notes was approximately $9.0 million.  On August 18, 2009, Grande Holdings entered into a note purchase agreement (the “Agreement”) with Serengeti Overseas Ltd., Serengeti Partners LP, Goldman, Sachs & Co., Silver Point Capital Offshore Fund, Ltd., Silver Point Capital Fund, L.P., MAST OC I Master Fund L.P., MAST Credit Opportunities I Master Fund Limited, Whitney Private Debt Fund, L.P. (the “Requisite Bondholders”) who, in the aggregate, beneficially owned $191.8 million in aggregate principal amount of the senior notes  pursuant to which these bondholders have agreed to sell their senior notes to Grande Holdings upon consummation of a proposed recapitalization agreement among Grande Holdings and certain of its affiliates and ABRY Partners VI, L.P., a Delaware limited partnership (“ABRY”) and certain of its affiliates (the “Recapitalization Agreement”).  The Requisite Bondholders have agreed to a purchase price of 101.5% of the principal amount of such notes, plus accrued and unpaid interest thereon through the purchase date, which is 200 basis points lower than what would have otherwise been required under the redemption provisions of the Indenture.  In addition, the Requisite Bondholders have agreed to waive any and all registration rights they may have with respect to the senior notes or any equity securities of Grande Holdings.  ABRY has provided a limited guaranty of the performance by Grande Holdings of its obligations under the Agreement.  Under the terms of the Agreement, the Agreement will terminate ten business days after the execution of the Agreement if the Recapitalization Agreement has not been entered into by such date.

There can be no assurance that we will be able to satisfactorily negotiate and enter into definitive agreements with ABRY and, even if we are able to enter into definitive agreements with ABRY, there can be no assurance that the recapitalization transactions will be consummated.  The entry into definitive agreements with respect to the recapitalization transactions and the closing of the transactions contemplated by such agreements is subject to a number of conditions, including, but not limited to, (i) satisfactory completion by ABRY of its due diligence review; (ii) preparation, negotiation and execution by Grande Holdings and ABRY of definitive agreements satisfactory to both, (iii) approval by Grande Holdings’ board of directors and stockholders, (iv) the receipt of required consents, authorizations and approvals from the Federal Communications Commission and applicable  state public utility commissions governing telecommunications businesses, (v)  the receipt of contractually-required third-party consents, (vi) the repayment of all of Grande Holdings’ outstanding senior notes and payoff of certain of its outstanding capital lease obligations using a portion of the net proceeds from the equity and debt financing transactions and (vii) other customary conditions, including the absence of any law or government order prohibiting the closing of the transactions contemplated by such definitive agreements.

Safe Harbor Statement Under The Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K contains statements about future events, including without limitation, information relating to the expectations of the Company with respect to the anticipated Recapitalization Agreement. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements can sometimes be identified by our use of forward-looking words such as “expect,” “should,” “may,” “will,” “anticipate,” “estimate,” or “intend” and other similar words or phrases. Similarly, statements that describe our objectives, plans or goals are or may be forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements. You should review carefully all of the information, in this Current Report on Form 8-K.  These risks and uncertainties include, without limitation, those discussed under Item 4A. “Risk Factors” and under Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our annual report on Form 10-K filed with the SEC on March 20, 2009, under Item 1A.  “Risk Factors” in our quarterly report on Form 10-Q filed with the SEC on August 13, 2009, and those discussed below.  These factors and the other risk factors discussed in the Company’s filings with the SEC are not necessarily all of the important factors that could cause our actual results, performance or achievements to differ materially from those expressed in any of the forward-looking statements. Other unknown or unpredictable factors also could have material adverse effects on our future results, performance or achievements. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date of this current report. We cannot ensure that any projected results or events will be achieved. We have no intention, and disclaim any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future results or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1
Note Purchase Agreement, dated as of August 18, 2009, by and among Grande Communications Holdings, Inc., a Delaware corporation, each of the Holders party thereto, and ABRY Partners VI, LP, a Delaware limited partnership.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANDE COMMUNICATIONS HOLDINGS, INC.

By:	/s/ Michael L. Wilfley
Michael L. Wilfley
Chief Financial Officer

Dated:  August 24, 2009

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